UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2000

                              ANGELAUDIO.COM, INC.
                          (Formerly Core Systems, Inc.)
             (Exact name of registrant as specified in its charter)

                                     Nevada
                            (State of Incorporation)

                                    000-26493
                            (Commission File Number)

                                   88-0390251
                     (I.R.S. Employer Identification Number)

                                   Suite 1940
                               400 Burrard Street
                           Vancouver, British Columbia
                                     V6C 3A6
          (Address of principal executive offices, including zip code)

                                  (604)642-6435
              (Registrant's telephone Number, including area code)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

Under a share purchase agreement dated April 26, 2000, the Registrant acquired all of the issued and outstanding common shares of Angelaudio.com, Inc., a private Nevada company ("Angelaudio"). The Registrant issued 2,000,000 common shares at a par value of $0.001 per share to Fanoon Foundation, Chapster Foundation and Freedom Investments Ltd., the former shareholders of Angelaudio. The former shareholders of Angelaudio are at arm's length to the Registrant and its directors and officers.

The Registrant will develop the business which it acquired in its acquisition of Angelaudio namely the universal resource locator "Angelaudio.com" and the business of downloading music from the internet in the form of a hard copy CD or directly onto a hard drive. The business to be developed by the Registrant also provides independent recording artists a site to showcase their music directly online with the added feature of launching their own CD through the Registrant's manufacturing department.

Financial statements prepared in accordance with item 7 of Form 8K are in the process of being prepared by the Registrant's auditors and will be filed by amendment to this Form 8K within 30 days of the filing of this initial Form 8K.


Item 5.  Other Events
---------------------


Following the Registrant's acquisition of Angelaudio, the Registrant changed its name to Angelaudio.com, Inc. (formerly Core Systems, Inc.) which name change was accepted by the Nevada Secretary of State on April 18, 2000.


Item 7.  Financial Statements and Exhibits
------------------------------------------


(a)      Financial Statements of Business Acquired.

         Financial statements prepared in accordance with item 7 of Form 8K are in the process of being prepared by the Registrant's auditors and will be filed by amendment to this Form 8K within 30 days of the filing of this initial Form 8K.

(b)      Pro Forma Financial Information

         Financial statements prepared in accordance with item 7 of Form 8K are in the process of being prepared by the Registrant's auditors and will be filed by amendment to this Form 8K within 30 days of the filing of this initial Form 8K.

(c)      Exhibits

         Not Applicable


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




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

                                  ANGELAUDIO.COM, INC.
                                  (formerly Core Systems, Inc.)

                                  Per:     /s/Ian Stuart
                                           -------------------------------------
                                           Ian Stuart, President/Secretary


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